UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2022

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)

___________________

Delaware	1-07151	31-0595760
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Broadway, Oakland, California	94612-1888
(Address of principal executive offices)	(Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Symbol(s)
Common Stock - $1.00 par value	CLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 16, 2022, The Clorox Company (the “Company”) held its virtual annual meeting of shareholders. The matters voted on and the results of the vote were as follows:

1.	The Company’s shareholders elected the following directors to each serve until the next Annual Meeting of Shareholders or until a successor is duly elected and qualified.

	Number of Votes

	For	Against	Abstain	Broker Non-Votes
Amy L. Banse	85,257,601	1,090,707	260,962	18,222,827
Julia Denman	85,663,547	679,455	266,267	18,222,827
Spencer C. Fleischer	84,833,382	1,491,959	283,930	18,222,827
Esther Lee	85,460,628	888,455	260,187	18,222,827
A.D. David Mackay	85,544,613	790,520	274,137	18,222,827
Paul Parker	85,692,013	641,810	275,448	18,222,827
Stephanie Plaines	85,600,327	743,060	265,883	18,222,827
Linda Rendle	85,542,167	802,236	264,867	18,222,827
Matthew J. Shattock	84,014,161	2,326,236	268,874	18,222,827
Kathryn Tesija	85,386,553	959,875	262,842	18,222,827
Russell J. Weiner	85,520,082	803,127	286,061	18,222,827
Christopher J. Williams	85,277,028	1,054,292	277,951	18,222,827

2.	The Company’s shareholders voted for (on an advisory basis) the approval of the compensation of the Company’s named executive officers.

Number of Votes
For	Against	Abstain	Broker Non-Votes
80,870,158	5,199,569	539,543	18,222,827

3.	The Company’s shareholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023.

Number of Votes
For	Against	Abstain	Broker Non-Votes
102,642,634	1,870,724	318,740	0

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index below.

EXHIBIT INDEX

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date: November 17, 2022	By:	/s/ Angela Hilt
Angela Hilt
Executive Vice President – Chief Legal Officer